                                                                   EXHIBIT 10.33



                           HOWMET INTERNATIONAL INC.


                         G R A N T   A G R E E M E N T


                           NONQUALIFIED STOCK OPTION


     AGREEMENT, made as of the 15th day of June, 1998 between Howmet International Inc., a Delaware corporation ("Company") and the Employee, whose name appears on the Notice of Grant attached hereto ("Employee").

     WHEREAS, the Committee (as defined in Section 1.5), has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the stock option provided for herein to the Employee in consideration of Employee's services to the Company or Affiliate and as an incentive for increased efforts during the Employee's service to the Company or Affiliate

     WHEREAS, the stock option subject to this agreement is now governed by the terms of the Howmet International Inc. Amended and Restated 1997 Stock Awards Plan.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms which are not defined below shall have the meaning specified in the Plan.


Section 1.1 - Affiliate
-----------   ---------

              "Affiliate" shall mean any entity in which the Company has a direct or indirect equity interest which is so designated by the Committee.

Section 1.2 - Beneficiary
-----------   -----------

              "Beneficiary" shall mean the person or persons properly designated by the Employee, including his spouse or heirs at law, to exercise such Employee's rights under the Plan in the event of the Employee's death, or if the Employee has not
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designated such person or persons, or such person or persons shall all have pre-
deceased the Employee, the executor or administrator of the Employee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

Section 1.3 - Board
-----------   -----

              "Board" shall mean the Board of Directors of the Company.

Section 1.4 - Code
-----------   ----

              "Code" shall mean the Internal Revenue Code of 1986, as heretofore or hereafter amended.



Section 1.5 - Committee
-----------   ---------

              "Committee" shall mean the Committee or Subcommittee of the Board appointed as provided in the Plan.


Section 1.6 - Company
-----------   -------

              "Company" shall mean Howmet International Inc., a Delaware corporation.



Section 1.7 - Date of Grant
-----------   -------------

              "Date of Grant" shall mean December 2, 1997.

Section 1.8 - Exchange Act
-----------   ------------

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as heretofore or hereafter amended.


Section 1.9 - Expiration Date
-----------   ---------------

              "Expiration Date" shall mean the first to occur of the events specified in Section 3.3(a)(i) or (ii) of this Agreement.


Section 1.10 - Option
------------   ------

               "Option" shall mean the nonqualified stock option to purchase Common Stock of the Company granted under this Agreement.

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Section 1.11 - Plan
------------   ----

               "Plan" shall mean the Howmet International Inc. Amended and Restated 1997 Stock Awards Plan.


Section 1.12 - Rule 16b-3
------------   ----------

               "Rule 16b-3" shall mean Rule 16b-3, as heretofore or hereafter amended, under the Exchange Act.


Section 1.13 - Securities Act
------------   --------------

               "Securities Act" shall mean the Securities Act of 1933, as heretofore or hereafter amended.


                                  ARTICLE II


                                GRANT OF OPTION
                                ---------------


Section 2.1 - Grant of Option.  In consideration of Employee's services to the
-----------   ---------------
Company, Howmet International Inc. has granted to Employee the option to purchase the number of shares of its Common Stock (par value $.01 per share) and at the purchase price set forth on the Notice of Grant of Stock attached hereto (the fair market value of such shares on the Date of Grant), subject to the conditions of this Agreement.


Section 2.2 - Adjustments in Option.  Subject to Section 5.3, in the event of
-----------   ---------------------
a reorganization, recapitalization, spin-off, stock dividend or other dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property) stock split, combination, reclassification, reverse stock split, merger, consolidation, split-up, spin-off, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event or other increase or reduction in the number of issued shares of Common Stock, the Committee may, in order to prevent the dilution or enlargement of rights under awards, make such adjustments in the number and type of shares covered by the Option and the exercise price specified herein as may be determined to be appropriate and equitable. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

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                                  ARTICLE III


                           PERIOD OF EXERCISABILITY
                           ------------------------


Section 3.1 - Commencement of Exercisability
-----------   ------------------------------

              (a) Subject to subsection (b), the Option shall become vested and exercisable in 25% increments on January 1 of each year beginning in 1999 until fully vested as follows:

        January 1, 1999                25% vested
        January 1, 2000                50% vested
        January 1, 2001                75% vested
        January 1, 2002               100% vested

     No fractional share of a vested option is exercisable until such anniversary date from the date of grant as the remainder of such fractional share becomes exercisable.

          (b) Subject to the exception for retirement set forth in Section 3.3(b), no portion of the Option which is unvested at termination of employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability.  After any portion of the Option
-----------   --------------------------
becomes exercisable pursuant to Section 3.1(a), the Option shall remain exercisable until it has been exercised or until it becomes unexercisable under
Section 3.3.

Section 3.3 - Expiration of Option.
-----------   --------------------

              (a) Subject to paragraph (b) below, no portion of the Option whether vested or unvested at the time may be exercised to any extent by anyone after the first to occur of the following events:

          (i)    The expiration of eight (8) years from the date of grant;

          (ii) The expiration of three (3) months from the date of the employee's termination of employment unless such termination of employment results from such employee's death or retirement pursuant to the terms of a tax qualified retirement plan of the Company

          (iii) If Employee should die prior to the Expiration Date (i.e., the earlier

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                 to occur of the events in (i) or (ii) above), the expiration of three (3) months from the date of death but only to the extent the Option is vested on the date of death;

          (iv) The effective date of the Committee's action under Section 5.3(ii), (iii) or (iv) (except in the case of an action providing for assumption of the Option).

     (b) If Employee's employment with the Company terminates prior to the Expiration Date because of Employee's retirement pursuant to the terms of a tax qualified retirement plan of the Company, the Employee's Option will remain exercisable until the Expiration Date provided in clause 3.3(a)(i) above, so long as Employee is living until the Expiration Date. The employee's retirement date shall be the last date the employee actively works for the Company, notwithstanding the employee's election to defer the receipt of the payment of retirement benefits pursuant to the terms of the retirement plan. Any portion of the Option not yet vested at the Employee's date of retirement will automatically vest with the passage of time (as if the retired Employee had remained actively employed) pursuant to the Option vesting schedule set forth in
Section 3.1(a) so long as the Employee is living. In the event of a retired Employee's death, the Option shall remain exercisable to the extent such option is vested at the time of his death, for a period of three (3) months after the date of the retired Employee's death.


                                 ARTICLE IV

                              EXERCISE OF OPTION
                              ------------------

Section 4.1 - Person Eligible to Exercise.  During Employee's lifetime,
-----------   ---------------------------
Employee's option is exercisable only by Employee unless it has been disposed of pursuant to a Qualified Domestic Relations Order ("QDRO"). After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his Beneficiary.


Section 4.2 - Partial Exercise.  Any exercisable portion of the Option or the
-----------   ----------------
entire Option, if then wholly exercisable, may be exercised in whole or in part prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.3.

Section 4.3 - Procedure for Exercise.  The Option may be exercised with respect
-----------   ----------------------
to shares of the Company's Common Stock covered by the Option in the amount specified ("Option Shares") at any time from the date that any portion of the Option described in 3.1(a) becomes exercisable until the Option expires pursuant to Section 3.3 by: (i) delivery of written notification of exercise and payment in full either in cash or in Common Stock of the Company, or a combination thereof, delivered to the Secretary

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of the Company, or his designee, for all Option Shares being purchased plus the amount of any federal and state income taxes required to be withheld by reason of the exercise of the Option; and (ii) if requested, within the specified time set forth in any such request, delivery to the Company of such written representations and undertakings as may, in the opinion of the Company's legal counsel, be necessary or desirable to comply with federal and state tax and securities laws and (iii) a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option shall also be provided.

     The Committee may, in its absolute discretion, take whatever additional action it deems appropriate to insure the observance and performance of such representations, undertakings and agreements and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option may, in the Company's discretion, bear an appropriate legend referring to the provisions of this subsection and the representations, undertakings and agreements referenced herein.

Section 4.4 - Securities Law Restrictions. The Employee acknowledges that the
-----------   ---------------------------
Plan is intended to conform to the extent necessary with all applicable securities laws, including the Securities Act and the Exchange Act and regulations and rules promulgated by the Securities and Exchange Commission (the "SEC") thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Employee further acknowledges that applicable securities laws govern and may restrict Employee's right to offer, sell, or otherwise dispose of any Option Shares. Employee may not offer, sell or otherwise dispose of any Option Shares unless

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

Employee's offer, sale or other disposition thereof is registered under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by Rule 144 thereunder is available. Employee further understands and acknowledges that one of the requirements of Rule 144 is that there shall be available adequate current public information with respect to the Company at the time of the proposed disposition of the Option Shares, and that the Company is not obligated hereunder to file reports with the SEC or otherwise make current public information available for such purpose or to take any other action to make available an exemption from the registration requirements of the Securities Act. Employee agrees that Employee will not offer, sell or otherwise dispose of any Option Shares in any manner which would (i) require the Company to file any registration statement with the SEC; (ii) require the Company to amend or supplement any registration statement which the Company at any time may have on file with the SEC; or (iii) violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law.

Section 4.5 - Conditions to Issuance of Stock Certificates.  The shares of stock
-----------   --------------------------------------------
deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.6 - Rights as Stockholder.  The holder of the Option shall not be, nor
-----------   ---------------------
have
any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the transfer agent on behalf of the Company.


                                   ARTICLE V


                               OTHER PROVISIONS
                               ----------------


Section 5.1 - Administration.  The Committee shall have the power to interpret
-----------   --------------
the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined in the sole discretion of the Committee.


Section 5.2 - Non-Transferability. Employee's option is personal to Employee and
-----------   -------------------
shall not be transferable by Employee otherwise than by will or the laws of descent and distribution or pursuant to a QDRO. Neither the Option nor any interest or right therein or portion thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided,
                                                                       --------
however, that this Section 5.2 shall not prevent transfers by will or by the
-------
applicable laws of descent and distribution or pursuant to QDRO.


Section 5.3 - Changes in Common Stock or Assets of the Company,
-----------   ------------------------------------------------
Acquisition or Liquidation of the Company and Other Corporate Events.  Subject
----------------------------------------------------------------------
to the provisions of this Section 5.3, in the event of any transaction or event described in Section 2.2, a change of control or similar transaction by the Company or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or changes in applicable laws, regulations, or accounting principles, if the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to the Option, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee in its discretion is hereby authorized to provide for such terms and conditions as it deems appropriate; (i) for adjustments to the Option in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder; (ii) for either the purchase of the Option for an amount of cash equal to the amount that could have been attained upon the exercise of the Option or realization of the Participant's rights had the Option been currently exercisable or fully vested or the replacement of the Option with other rights or property selected by the Committee in its sole discretion; (iii) that the Option cannot be exercised after such event; or (iv) that upon such event, the Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. No adjustment or action described in this Section 5.3 or in any other provision of this Agreement shall be authorized to the extent that such adjustment or action would cause the Option to fail to qualify under Section 162(m), or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions.

Section 5.4 - Shares to Be Reserved.  The Company shall at all times during the
-----------   ---------------------
term of the Option keep available from authorized but unissued shares or shares in its treasury such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.5 - Notices.  Any notice to be given under the terms of this Agreement
-----------   -------
to the Company shall be addressed to the Company at its corporate office in care of its Secretary, or his designee, and any notice to be given to the Employee shall be addressed to him at the address maintained by the Corporation in its business records. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or sent by telecopier, electronic mail or overnight courier, if an address for such transmission or delivery is available.

Section 5.6 - Titles.  Titles are provided herein for convenience only and are
-----------   ------
not to serve as a basis for interpretation or construction of this Agreement.

Section 5.7 - Notification of Disposition.  The Employee shall give prompt
-----------   ---------------------------
notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him.
Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.8 - Governing Law.  This Grant Agreement and the Plan shall be
-----------   -------------
construed in accordance with and governed by the laws of the State of Delaware.

Section 5.9 - Amendments.  Besides amendments provided for elsewhere in this
-----------   ----------
Agreement, it and the Plan may otherwise be amended without the consent of the Optionee; provided that none of these other amendments may impair any material rights of the Optionee under this Agreement.

Section 5.10 - Conformity With Plan.  Employee's option is intended to conform
------------   --------------------
in all respects with the Plan, a copy of which has been provided to the Employee. Inconsistencies between this Grant Agreement and the Plan shall be resolved in accordance with the terms of the Plan. All definitions stated in the Plan shall be fully applicable to this Grant Agreement.

Section 5.11 - Employment and Successors.  Nothing herein or in the Plan confers
------------   -------------------------
any right or obligation on Employee to continue in the employ of the Company or any Affiliate or shall affect in any way Employee's right or the right of the Company or any Affiliate, as the case may be, which are hereby expressly reserved, to terminate Employee's employment at any time, subject to the terms of any separate employment agreement that may exist. Nothing herein or in the Plan is to be interpreted as an express or implied contract of employment. This Grant Agreement and the Plan shall be binding upon any successor or successors of the Company.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 15th day of June, 1998.


     HOWMET INTERNATIONAL INC.       EMPLOYEE:


By:
     ---------------------------     -----------------------------
     Vice President                  Print Name:

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